Exhibit 99.1

FOR IMMEDIATE RELEASE

Stifel Financial Corp. Announces a Three-for-Two Stock Split

ST. LOUIS, March 7, 2011 - Stifel Financial Corp. (NYSE: SF) today announced that its Board of Directors has approved a three-for-two stock split of the Company's common stock, which will be made in the form of a 50 percent stock dividend. Shareholders of record at the close of business on March 22, 2011 will receive one additional share of Stifel Financial common stock for every two shares owned. These additional shares will be distributed beginning April 5, 2011. Cash will be distributed in lieu of fractional shares based on the closing price on the record date. The Company has approximately 35.9 million shares outstanding and, after the split, the Company will have approximately 53.9 million shares outstanding.

"This action recognizes our company's strong market performance, continuing growth prospects, and our commitment to maintaining a market price for our shares that is attractive to investors. Additionally, today's announcement reflects our Board's confidence in our ability to drive long-term shareholder value by focusing on the fundamentals of our company," commented Ronald J. Kruszewski, Chairman, President and Chief Executive Officer of Stifel Financial.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel clients are primarily served in the U.S. through 312 offices in 44 states, and the District of Columbia through Stifel, Nicolaus & Company, Incorporated and Thomas Weisel Partners LLC, and in Canada through Stifel Nicolaus Canada Inc. Clients in the United Kingdom and Europe are served through offices of Stifel Nicolaus Limited and Thomas Weisel Partners International Limited. Each of the broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. To learn more about Stifel, please visit the company's web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Investor Relations Contact:

Sarah Anderson, (415) 364-2500

investorrelations@stifel.com